EXHIBIT NO. 10.3

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AMENDMENT TO ASSIGNMENT TO OPTION TO PURCHASE AGREEMENT

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The Option to Purchaser Agreement entered into between Natalma Industries, Inc., a Nevada corporation, and John Martin, an individual, on December 11, 1998, is hereby amended as follows:

     5.     Natalma shall complete a minimum $80,000 Cdn.
     Phase One work program on or before September 1, 2000.

     Dated this 21st day of August, 1999.

     Natalma Industries, Inc.
     By:/s/DERICK SINCLAIR
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           Derick Sinclair, President and Chairman of the Board

     By:/s/JOHN MARTIN
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           John Martin